UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2006

CDRV Investors, inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-124100	56-2445503
(State or other jurisdiction	(Commission	I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1310 Goshen Parkway
P.O. Box 2656
West Chester, PA		19380
(Address of principal executive offices)		(Zip Code)

(610) 431-1700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

CDRV Investors, Inc. (the “Company”) is the ultimate parent company of VWR International, Inc. (“VWR”). On October 4, 2006, John Ballbach, President and Chief Executive Officer, and Jack Wyszomierski, Executive Vice President and Chief Financial Officer, of VWR will make a presentation at the Deutsche Bank Healthcare Conference.  A copy of the presentation slides, which will be discussed at that presentation, is attached hereto as Exhibit 99.1, accompanied by a Credit Agreement EBITDA reconciliation.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

	99.1	Slide presentation to be presented at Deutsche Bank Healthcare Conference on October 4, 2006, accompanied by a Credit Agreement EBITDA reconciliation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDRV Investors, Inc.

Dated: October 4, 2006	By:	/s/ Jack L. Wyszomierski
Name: Jack L. Wyszomierski
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation to be presented at Deutsche Bank Healthcare Conference on October 4, 2006, accompanied by a Credit Agreement EBITDA reconciliation.